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                                                                 EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT


        We consent to the use of our report included herein.


                                             /s/ KPMG PEAT MARWICK LLP
                                             ------------------------------



Houston, Texas
July 14, 1997